Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa to Expending Competencies and Market Presence
Successful Acquisition of Advanced Jet Automation Co., Ltd.

SINGAPORE – February 23, 2023 – Kulicke and Soffa Industries, Inc. (NASDAQ:KLIC) (“Kulicke & Soffa”, “K&S”, “we” or the “Company”) announced today that it has acquired Advanced Jet Automation Co., Ltd. (“AJA”), including the material business and assets formerly owned by its affiliate, Samuari Spirit Inc., a leading developer and manufacturer of high-precision micro-dispensing equipment and solutions in Taiwan. The closure of this acquisition broadens the Company’s existing semiconductor, electronic assembly and advanced display portfolio, increasing opportunities across several exciting growth growth areas including mini and micro LED, which support both backlighting and direct-emissive approaches.
The acquired dispense technology currently supports advanced backlighting production in a high-volume, high-accuracy environment and is complementary to the Company’s existing advanced display portfolio. Beyond advanced display, the dispense equipment market, which collectively includes both semiconductor and electronics assembly opportunities, is adjacent to several other K&S businesses serving the general semiconductor, automotive, LED, and memory end-markets. This total available dispense market is projected to be $2.6 billion in calendar year 2026 and extend Kulicke & Soffa’s 2026 total available market by over 40%, to $8.6 billion.
AJA will operate as a business unit, leveraging Kulicke & Soffa’s global sales and distribution network, flexible operational capabilities, and world-class R&D competencies.
“This strategic acquisition accelerates our long-term roadmap and future growth potential supporting exciting new technology transitions. AJA’s unique competencies and proprietary technology in high-precision dispense complement our market-leading advanced display, advanced packaging and electronics assembly solutions,” said Chan Pin Chong, Kulicke & Soffa’s Executive Vice President and General Manager, Products & Solutions.
“After working closely with the K&S team through a successful closure, I am confident our performance-based cultures, rich technology backgrounds and market-focused solutions are highly complementary. This alignment enables us to quickly scale our unique solutions, which addresses the evolving complexity and emerging opportunities within the large dispense market,” said Raymond Chen, founder of AJA.

About Kulicke & Soffa
Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor, LED and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.

Leveraging decades of development proficiency and extensive process technology expertise, K&S’ expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements relating to future events and our future results. These statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the integration of AJA with our existing business, and our anticipated future market opportunities. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, risks of closing and integration of acquisitions, the execution and effect of our business strategy, future business decisions made by us and our competitors, the effects of the COVID-19 pandemic and macroeconomic headwinds on our business and industry, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 1, 2022, filed on November 17, 2022, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa
Marilyn Sim
Public Relations
+65-6880-9309
msim@kns.com

Kulicke & Soffa
Joseph Elgindy
Investor Relations
+1-215-784-7500
investor@kns.com

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